Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Agiliti LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL Agiliti LLC

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Advisors, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THOMAS H. LEE ADVISORS, LLC

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Equity Fund VIII, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THOMAS H. LEE EQUITY FUND VIII, L.P.

By: THL Equity Advisors VIII, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund VIII, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THOMAS H. LEE PARALLEL FUND VIII, L.P.

By: THL Equity Advisors VIII, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THL Executive Fund VIII, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL EXECUTIVE FUND VIII, L.P.

By: THL Equity Advisors VIII, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THL Fund VIII Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL FUND VIII COINVESTMENT PARTNERS, L.P.

By: Thomas H. Lee Partners, L.P., its General Partner

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Advisors VIII, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL EQUITY ADVISORS VIII, LLC

By: Thomas H. Lee Partners, L.P., its General Partner

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THL Holdco, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL HOLDCO, LLC

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THL Managers VIII, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL MANAGERS VIII, LLC

By: Thomas H. Lee Partners, L.P., its General Partner

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THOMAS H. LEE PARTNERS, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VIII Investors (Agiliti), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner / Director

Issuer Name and Ticker or Trading Symbol:	Federal Street Acquisition Corp. [FSAC]

Designated Filer:	THL Agiliti LLC

Signature:

THL EQUITY FUND VIII INVESTORS (AGILITI), L.P.

By: THL Equity Advisors VIII, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: January 4, 2019